Exhibit 99.1

Grant Thornton LLP 201 S. College St., Suite 2500 Charlotte, NC 28244 T 704.632.3500 F 704.334.7701 www.GrantThornton.com

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of PACE Loan Group 2019-1 LLC and PACE Loan Group LLC:

We have performed the procedures enumerated below, which were agreed to by PACE Loan Group 2019-1 LLC (the “Issuer”) and PACE Loan Group LLC (the “Company” and, together with the Issuer, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the Property Assessed Clean Energy (“PACE”) assets related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows. For the purposes of our procedures, we assumed that differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement. For computations where all numerical inputs were in agreement, the result was deemed in agreement. For the purposes of our procedures above, we assumed any differences in the Property Address, City or State characteristics that are as a result of abbreviations or punctuation were considered in agreement.

On September 18, 2019, the Company provided us with a computer readable data file (the “Initial Closing Date Collateral Data File”) containing certain characteristics of the closed PACE assets, which are listed on Appendix A. The 14 assets selected for the agreed-upon procedures were selected by the Company, and not by Grant Thornton LLP. The Company provided us with periodic updates received up to and including October 10, 2019 (together with the “Initial Closing Date Collateral Date File”, the “Closing Date Collateral Data File”). We performed the procedures indicated below on the PACE assets.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

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•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, PACE Loan Agreements, PACE Loan Disbursement Agreements, PACE Promissory Notes, PACE Assessment Assignment Agreements, Closing Books, Appraisals, Amortization Schedules, Assessment Agreements, Loan Agreements, Promissory Notes, Memorandum and Notice of PACE Loans.

Closing Date Collateral Data File Review Procedures:

The Company provided us with the Closing Date Collateral Data File for purposes of the Closing Date Collateral Data File Review Procedures. The closed PACE assets are listed on Appendix A. For each of the closed PACE assets, we performed comparisons from the Closing Date Collateral Data File, for certain PACE asset characteristics, to information from the Source Documents.

The procedures we performed on the PACE assets are listed below.

Number	Characteristic	Source Document (listed in order of application)
1	Original Assessment Amount	Loan Agreements
2	Property Address	Appraisals, Tax Statements, Utility Bills
3	City	Appraisals, Tax Statements
4	State	Appraisals, Tax Statements
5	Zip Code	Appraisals, Tax Statements
6	Closed?	Loan Agreements
7	Closing Date	Loan Agreements, Closing Letter
8	Project Cost	Contractor Agreements
9	Interest Rate	Loan Agreements
10	Original Term	Loan Agreements, Amortization Schedules
11	Initial Year on Tax Roll	Loan Agreements, Amortization Schedules
12	Loan to Value Ratio	Loan Agreements, Appraisals, Mortgage Note Agreements
13	Assessment Loan to Value Ratio	Loan Agreements, Appraisals
14	Prepayment Penalty	Loan Agreements

We compared Characteristics 1 through 10, 11 and 14 (as set forth in the Closing Date Collateral Data File) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 12 and 13, we recomputed the information based on inputs from the Source Documents. We noted no unresolved discrepancies between the Closing Date Collateral Data File and the Source Documents.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review, the objective of which would be the

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expression of an opinion or conclusion, respectively, on certain information with respect to the attributes of the Financial Institution Notes related to Financial Institution Note Securitization 2019-1 Ltd. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•	Forming any conclusion
•	Any other terms or requirements of the transaction that do not appear in this report.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

Charlotte, North Carolina

October 11, 2019

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Appendix A

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PACE Asset Number	PACE Asset Name
1	Treasure Island Center
2	International Market Square
3	New Prague AL
4	OCC I & OCC III
5	Strong Scott
6	KEX PDX
7	811 LaSalle
8	Little Canada
9	North St. Paul
10	6160 Summit
11	Plankinton Building
12	Grand Ave. Apts.
13	Premier Gear
14	Cloquet Apartments
15	St. Paul Building

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd